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                                                                  EXHIBIT 10.12
                                                                  OPTION NO. 53

                                AIR SOUTH, INC.

                        INCENTIVE STOCK OPTION AGREEMENT

         This Agreement is made as of June 23, 1995 and between AIR SOUTH, INC., an Illinois corporation (the "Company") and Paul Gillcrist (the "Optionee").

         WHEREAS, the Board of Directors of the Company (the "Board") has determined that the Optionee is a director of the Company or a subsidiary; and

         WHEREAS, the Board considers it desirable and in the Company's best interests that the Optionee be given, as an incentive to contribute to its success and prosperity an option to purchase shares of the Common Stock of the Company in accordance with the Company's Incentive Stock Option Plan (the "Plan");

         NOW, THEREFORE, it is agreed between the parties as follows:

         1. Option Grant. The Company hereby grants to the Optionee the right, privilege and option to purchase up to 36,000 shares of its Common Stock at a purchase price of Fifty Cents ($.50) per share, in the manner and subject to the conditions provided herein (the "Option"). This option shall expire on June 23, 2005 (the "Expiration Date").

         2. Vesting. Subject to earlier termination as provided herein, the extent to which the Option shall be exercisable shall be as follows:

         [X]  12,000 shares after June 23, 1995

         [X]  12,000 shares after January 1, 1996

         [X]  12,000 shares after January 1, 1997

         To the extent not exercised, the number of shares as to which the Option is exercisable shall accumulate and be exercisable, in whole or in part, until the termination of the Option as set
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forth in Section 4 hereof, but in no event later than ten (10) years from the date of this Agreement.

         3. Exercise. The Option shall be exercisable upon delivery of written notice, in the form attached hereto as Exhibit A, to the Board at the Company's principal place of business, specifying the number of shares of Common Stock to be purchased and the amount to be paid therefor, and accompanied by cash or check payable to the order of the Company in an amount equal to the purchase price of the shares. The Company shall thereafter immediately make delivery of such shares, bearing the legend set forth hereafter in section 8.

         4. Stock Dividends, Splits. In the event that additional shares of Common Stock are issued pursuant to a stock split, stock dividend, recapitalization, reclassification or other change in the capital structure of the Company, the number of shares of Common Stock covered by the Option granted hereunder shall be increased proportionately, with no increase in the total purchase price of the shares then so covered. In the event that the shares of Common Stock of the Company from time to time issued and outstanding are reduced by a combination of shares, recapitalization, reclassification or other change in the capital structure of the Company, the number of shares of Common Stock covered by the Option granted hereunder shall be reduced proportionately, with no reduction in the total price of the shares then so covered. All such adjustments shall be made by the Board, whose determination upon the same shall be final and binding upon the Optionee. No fractional shares shall be issued, and any fractional shares resulting from such computations shall be eliminated from the adjusted Option. No adjustment shall be made for cash dividends or the issuance to stockholders of rights to subscribe for additional Common Stock or other securities.





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         5.      Non-Transferable.  This Agreement, and the Option rights and privileges conferred hereunder, shall not be transferred, assigned, pledged, hypothecated in any way (whether by operation of law or otherwise), or otherwise disposed of, except by will and the laws of descent and distribution, shall not be subject to execution, attachment or similar process, and shall be exercisable, during his lifetime, only by the Optionee.

         6. Investment Purposes Only. All shares acquired by the Optionee pursuant to this Agreement shall be acquired for investment purposes only for the account of the Optionee and not with any intention or purpose of resale or further distribution thereof by the Optionee. Such shares may not be resold except in compliance with the Securities Act of 1933 or an exemption therefrom. Nothing contained herein shall require the Company to register under the Securities Act of 1933 either the Plan, this option or any securities issued or issuable pursuant to this option.

         7. Legend. All share certificates transferred to the Optionee pursuant to an exercise of the option granted hereunder shall bear on their face the following legend:

         The transfer and sale of these shares is governed by the terms of the Air South Incentive Stock Option Agreement between the Company and the Shareholder and the Air South Incentive Stock Option Plan, copies of which are on file with the Secretary of the Company.

and such other legends as the Company deems appropriate.

         8. Transferees. This Agreement shall inure to the benefit of and be binding upon the parties hereto and their respective heirs, executors, administrators, permitted successors and permitted assigns.

         9. Governing Law. This Agreement shall be construed and interpreted, and its validity, effect and rights hereunder shall be determined at all times in accordance with the laws of the State of South Carolina.





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         10.     Plan Controls.  The Optionee, for himself, his heirs,
executors, administrators, permitted successors and permitted assigns, administrators, permitted successors and permitted assigns, acknowledges and agrees that (i) he has received a copy of the Plan, and (ii) he has read and understands fully the Plan and that, in the event of any inconsistency between the terms of this Agreement and the Plan the provisions of the Plan shall control.

                                  AIR SOUTH, INC.

                                  By:     /s/ Donald Baker
                                          --------------------------------------
                                          Donald Baker
                                  Title:  Secretary

                                  OPTIONEE

                                  Signed: /s/ Paul Gillcrist
                                          --------------------------------------
                                          Paul Gillcrist





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                               NOTICE OF EXERCISE

                          INCENTIVE STOCK OPTION PLAN

                                AIR SOUTH, INC.

         The undersigned Optionee hereby exercises Option No. 53, granted on June 23, 1995 ("Date of Grant"), to purchase _____________ shares of Common Stock (no par value) of Air South, Inc. (the "Company") at a price of $.50 per share under the Company's Incentive Stock Option Plan (the "Plan") and herewith encloses his check in the amount of $____________ payable to Air South, Inc. in full payment therefor.

         The undersigned Optionee hereby represents and certifies that he is purchasing these securities for his own account for investment and not with a view to the resale or distribution thereof

Date                              199      Signed:
     ----------------------------    -            ------------------------------

                                           Print Name:
                                                      --------------------------




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